UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2022

Talis Biomedical Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40047	46-3122255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Constitution Drive
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 433-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLIS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Talis Biomedical Corporation (the “Company”) granted stock options (the "Options") to its employees, including to Robert J. Kelley, Chief Executive Officer and J. Roger Moody, Jr., Chief Financial Officer, to purchase shares of the Company’s common stock, as set forth below. The grants were made pursuant to the Talis Biomedical Corporation 2021 Equity Incentive Plan (the "2021 Plan") and the Forms of Stock Option Grant Notice and Option Agreement.

Name and Position	Number of Stock Options
Robert J. Kelley Chief Executive Officer	723,560
J. Roger Moody, Jr. Chief Financial Officer	500,000

Each of the Options is exercisable at $1.03 per share, which was the closing price of the Company's common stock on June 1, 2022, and has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. The Options shall vest on the following schedule:

•
One-third of the shares (the “time-based shares”) shall vest on the following schedule:
o
One-fourth (1/4) of the time-based shares vest one year after June 1, 2022, the Vesting Commencement Date (“VCD”); the balance of the time-based shares vest in a series of thirty-six (36) successive monthly installments measured from the first anniversary of the VCD, subject to optionholder’s continuous service as of each such date.
•
One-third of the shares shall vest on the seventh (7th) anniversary of the VCD, subject to optionholder’s continuous service as of such date, provided that such vesting shall be subject to partial or full acceleration based upon certain pre-determined commercial and regulatory milestones.
•
One-third of the shares shall vest on the seventh (7th) anniversary of the VCD, subject to optionholder’s continuous service as of such date, provided that such vesting shall be subject to partial or full acceleration based on pre-determined closing prices of the Company's common stock sustained for a certain number of consecutive trading days.

The summary of the terms and conditions of the Options set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2021 Plan previously filed with the Securities and Exchange Commission and the Forms of Stock Option Grant Notice and Option Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Talis Biomedical Corporation 2021 Equity Incentive Plan and Forms of Stock Option Grant Notice, Option Agreement and Notice of Exercise thereunder (incorporated by reference to Exhibit 99.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-253218), filed with the SEC on February 17, 2021).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TALIS BIOMEDICAL CORPORATION

Date:	June 2, 2022	By:	/s/ J. Roger Moody, Jr.
J. Roger Moody, Jr. Chief Financial Officer